Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE INCOME PLUS FUND

Class A, Class B, Class C, Institutional Class and Investor Class

Supplement dated February 22, 2010, to the Prospectuses dated October 1, 2009,

as previously supplemented as the case may be.

This Supplement contains important information about the Fund referenced above.

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the “Board”) held on January 11, 2010, the Board approved a change to the investment objective of the Wells Fargo Income Plus Fund. Effective July 9, 2010, the new investment objective will be:

The Income Plus Fund seeks total return, consisting of current income and capital appreciation.

The Principal Investments and Principal Investment Strategies of this Fund will remain unchanged.

IFR020/P1001S2